                                                                   EXHIBIT 23(c)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 1, 1995, with respect to Cablevision Industries Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in each of the following:

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
       1.  Registration Statements No. 333-11471 on Form S-4 for Time Warner Inc.

       2.  Post  Effective Amendment No. 1 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.

       3.  Post Effective Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-11471)  filed on Form S-8 of Time Warner Inc.

       4.  Post  Effective Amendment No. 3 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.

       5.  Post Effective Amendment No. 4 to Registration Statement on Form S-4 (Registration No. 333-11471)  filed on Form S-8 of Time Warner Inc.

       6.  Post  Effective Amendment No. 5 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.

       7.  Registration Statement on Form S-8 and Post Effective Amendment No. 1 of Time Warner Inc.  (Registration
           No. 333-14053)

       8.  Registration Statement on Form S-3 (Registration No. 333-14611) of Time Warner Inc.

       9.  Registration  Statements on Form S-3 (Registration No.  333-17171) of Time Warner Inc. and (Registration
           No. 333-17171-01)  of  Time  Warner  Companies,  Inc.  as  to  which  the  prospectus  also  relates  to
           Post-Effective Amendment (Registration No. 33-50237) of Time Warner Companies, Inc.

      10.  Registration Statement on Form S-8 (Registration No. 33-61497) of Time Warner Companies, Inc.
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                                          ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 21, 1997